Income Taxes (Tables)	12 Months Ended
Jun. 30, 2015
Income Taxes {3}
Schedule of Deferred Tax Assets and Liabilities
	2016	2015
U.S federal statutory rate	(34%)	(34%)
State income tax, net of federal benefit	(0.0%)	(0.0%)
Increase in valuation allowance	34%	34%
Income tax provision (benefit)	0.0%	0.0%

Schedule of reconciliation of income tax benefit
	2016	2015
Deferred Tax Assets
Net Operating Losses	$3,230,000	$2,040,000
Less: Valuation Allowance	$(3,230,000)	$(2,040,000)
Deferred Tax Assets - Net	0	0